Exhibit 99.1

NEWS RELEASE

For Immediate Release

TRIZETTO RECONFIRMS RAISED GUIDANCE FOR 2007

AND ANNOUNCES WEBCAST OF FULL-YEAR 2007 RESULTS

INVESTOR CONFERENCE CALL

NEWPORT BEACH, Calif. – January 10, 2008 – The TriZetto Group, Inc. (NASDAQ:TZIX) today confirmed its raised guidance for the fourth quarter and full-year 2007, which it issued on October 30.

“Raising guidance in October reflected our view of the strong demand for TriZetto’s products and services,” added Bob Barbieri, TriZetto’s chief financial officer. “This demand continued in the fourth quarter and we remain confident in our outlook for 2008.”

TriZetto also announced that it will hold a conference call to discuss its fourth-quarter and full-year 2007 results on Monday, February 4, at 5:00 p.m. Eastern Time/2:00 p.m. Pacific Time. Investors are invited to join a live webcast of the call, which will be hosted by Chairman and CEO Jeff Margolis, President and COO Kathleen Earley, and CFO Bob Barbieri. A press release announcing the company’s results will be issued prior to the call.

Investors may access the webcast through TriZetto’s Web site at www.trizetto.com, first by clicking on the Investors button, then on the Company Information drop-down menu item, and then on Audio Presentations. The conference call will be archived and available through TriZetto’s Web site following the call.

The webcast will also be distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.earnings.com; Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, anticipated dilution or accretion of acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the ability of TriZetto to successfully integrate the businesses of TriZetto and its acquisitions or partners; the contributions of acquisitions to TriZetto’s operating results; the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; and risks associated with rapidly changing technology, as well as the other risks identified in TriZetto’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. All information in this release is as of January 10, 2008. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

# # #

Contacts:	Investors and media:

Brad Samson

949-719-2220

brad.samson@trizetto.com